UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2012

BRADY CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)

6555 West Good Hope Road

Milwaukee, Wisconsin 53223

(Address of Principal Executive Offices and Zip Code)

(414) 358-6600

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 7, 2012, Brady Corporation (the “Corporation”) issued a press release announcing its fiscal 2012 fourth quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 7.01	REGULATION FD DISCLOSURE

On September 7, 2012, the Corporation hosted a conference call related to its fiscal 2012 fourth quarter financial results. A copy of the slides referenced in the conference call, which is also posted on the Corporation’s website, is being furnished to the Securities and Exchange Commission as Exhibit 99.3 attached hereto and is incorporated herein by reference.

Item 8.01	OTHER EVENTS

Director Compensation

On September 6, 2012, the Corporation’s Board of Directors approved an annual stock-based compensation award of approximately $75,000, half in time-based options and half in unrestricted shares of Class A Common Stock, for each non-management Director effective September 21, 2012.

Increase in Annual Dividend

On September 6, 2012, the Corporation announced that its Board of Directors had increased the annual cash dividend on its Class A Common Stock from $0.74 to $0.76 per share. A quarterly dividend in the amount of $0.19 per share will be paid on October 31, 2012, to shareholders of record as of the close of business on October 10, 2012. A copy of the press release regarding the dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Share Repurchase Program

On September 7, 2012, the Corporation announced that its Board of Directors authorized a share buyback program for up to two million shares of the Corporation’s Class A Common Stock. The share repurchase plan may be implemented from time to time on the open market or in privately negotiated transactions. The repurchased shares will be available for use in connection with the Corporation’s stock-based plans and for other corporate purposes. A copy of the press release regarding the share buyback program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

99.1	Press Release of Brady Corporation, dated September 7, 2012, relating to fourth quarter fiscal 2012 financial results and share buyback program.

99.2	Press Release of Brady Corporation, dated September 6, 2012, relating to increase in quarterly dividend.

99.3	Informational slides provided by Brady Corporation, dated September 7, 2012, relating to fourth quarter fiscal 2012 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: September 7, 2012	/s/ Thomas J. Felmer
Thomas J. Felmer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Brady Corporation, dated September 7, 2012, relating to fourth quarter fiscal 2012 financial results and share buyback program.

99.2	Press Release of Brady Corporation, dated September 6, 2012, relating to increase in quarterly dividend.

99.3	Informational slides provided by Brady Corporation, dated September 7, 2012, relating to fourth quarter fiscal 2012 financial results.